Iomega Corporation

Jonathan Huberman, Vice Chairman & CEO

Preston Romm, CFO

Cautionary Note About Forward-Looking Statements

The statements contained in this presentation regarding the Company's product strategy and segmentation; potential business extensions; plans to enter the managed services market and opportunity; the CSCI acquisition and business; 2006 tactical and strategic initiatives; expected cost savings from the April 2006 restructuring actions; any statements concerning profitability or cash flow; and all other statements that are not purely historical are forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  All such forward-looking statements are based upon information available to Iomega as of the date hereof, and Iomega disclaims any intention or obligation to update any such forward looking statements. Actual results could differ materially from the current expectations.

Factors that could cause or contribute to such differences include the level of demand for and sales of the Company's products; sales ramp of the REV 70 product line; gross margin on HDD products; any failure to achieve the expected cost savings from the April
2006 restructuring; successfully closing and integrating the CSCI acquisition; risks and uncertainties of entering a new market (managed services); unforeseen technical or manufacturing challenges; any increase in the revenue decline on the Zip product line;
competitive pricing pressures; any failure of OEM Thomson Grass Valley to deliver their products in Q4; availability of critical product components; the failures of any sole source supplier; products/ technology obsolescence; manufacturing, quality and inventory issues; management turnover; intellectual property rights; competition;
                                litigation; general economic and/or industry-specific conditions; and the other
                                risks and uncertainties identified in the     reports filed from time to time by
                                Iomega with the SEC, including Iomega's most recent Forms 10-Q and
                                10-K.  All references to Gigabyte or “GB” mean one GB = 1,000,000,000 bytes.

New Executive Management Team

During first quarter 2006, Iomega announced
senior executive appointments:

Jonathan Huberman:  Vice Chairman and CEO

7 year plus relationship with Iomega (board member)

aAd Capital (hedge fund)

Idanta Partners (private equity)

Boston Consulting Group

MBA, Wharton

BA Computer Science, Princeton

Thomas Kampfer:  President and COO

Iomega (CFO, GC, EVP REV Business GM)

Proxima (GC, Bus Dev)

IBM

JD, Georgetown

BS Engineering, Purdue

Preston Romm:  VP, Finance and IT, CFO

Dot Hill (CFO)

Verteq, MTI Tech, STM Wireless (CFO)

30 years of Finance/Acctg experience in High Tech

MBA, American University

Iomega’s  Assets
a Solid Foundation to Build Upon…

World-renowned Brand Name

Strong brand awareness with excellent brand attributes

Large, loyal installed base (60 MIL storage drives sold)

Worldwide Channel Presence

Broad channel coverage focused on SMB/SOHO markets

Strong platform for potential products beyond storage

Infrastructure in Place

Sales offices throughout the world, supply chain, call center

Able to support a much larger business

Strong Balance Sheet

$88.2 Mil in cash, no debt as of April 2, 2006 - $1.71/share

NOL and tax credits equal to ~ $0.80/share

Cash annuity from Zip product line

Broad patent portfolio (~500 patents)

Generated ~$16 MIL in patent and technology license fees
over past 2 years

Iomega Top Brand Attributes

2002 Brand Audit

2004 Brand Image

2005 Brand Tracking

Easy to Use

Reliable

Innovative

High Tech

Modern

Trusted

Easy to Use

Reliable

Affordable

High Tech

High Quality

Practical

Easy to Use

Reliable

Unique/Innovative

Leader in Class

High Quality

Trustworthy

Source:  2002 Brand Audit, Techwise; 2004 Brand Image, Luth; 2005 Brand Tracking, Answers Research

Iomega has maintained a core set of positive brand
attributes over time

More trusworthy
89%
Easier to use
89%
Better run company
87%
Better customer service
86%
More reliable
83%
17%
Higher quality
83%
17%
More durable
82%
18%
More of a leader in its class
74%
26%
More innovative
74%
26%
More affordable
69%
31%
More stylish
63%
37%
0%
20%
40%
60%
80%
100%

Competitive Brand Comparison

Compared to other brands in its class, do you think Iomega is…?

Less stylish

Less affordable

Less innovative

Less of a leader in its class

Less durable

Lower quality

Less reliable

Worse customer service

Worse run company

More difficult to use

Less trustworthy

N=404 consumers

Source: 2004 Brand Image Study, Luth Research

Second Quarter 2006
Restructuring Actions

Worldwide headcount reduced to ~200
(from 291 as of January 1, 2006)
representing a 30% reduction

Annual cost savings of $20M to $25M
compared to Q1 2006 run rate with 85%
reduction in op ex and 15% in overhead

Implemented a streamlined and unified
organizational structure

Actions taken to:

Reduce dependence on Zip® positive cash flow

Provide that each product line (REV®, HDD and
NAS) operate profitably

Preserve cash

HDD Cost Reduction Summary

During Q1 and Q2, Iomega undertook to re-engineer its
entire HDD product line for launch throughout Q3

As a result, over $6 MIL in product cost savings are
expected in Q4 2006 as compared to Q1 2006

All data represents averages; actual costs vary by specific SKU

20%

$25

All Other HDDs

23%

$40

Desktop USB Pro

30%

$35

Portable USB

22%

$30

Desktop USB

Average %
Saving Per Unit
Q1 to Q4 2006

Average $

Saving Per Unit
Q1 to Q4 2006

Where are We Going …
Product Strategy and Segmentation

REV

NAS/NHDD

HDD

Zip (cash flow)

Iomega will provide leading data protection solutions for its core SOHO and SMB customers

Core (SMB/SOHO)

Flash

Optical

Floppy

Non-Core (Consumer)

Potential Extensions

Managed Services

Security

Business Continuity

Software

U.S. Business Market – Demographics
More than 8 Million U.S. SMB/SOHOs

SOHO

(< 5)

225,000

  4.6 Million

3.3 Million

Mid-size Business

(100-999)

Number of Firms (US)

  12,000

Remote Branch Offices

1000+

Large Business

Small Business

(50-99)

87,000

Storage Technology

Fibre Channel

SAN

SCSI-based

DAS & JBODs

File-based

NAS

PCs

Ease of Use,

Cost Effective

Feature Rich

User Priorities

  2.0 Million

(5-49)

Key Purchase Criteria: - Easy to Buy, Install and Use

                                       - No I.T. Department: Want
                                         Simple Solutions and Services

   - Cost – Minimize Cap Ex

   - Support

REV® Overview

REV is the ideal solution for small business backup and
archive applications, removability and transport

Safer, Smarter, Better backup

Capacity without limits, backup without worries

Since the April 2004 launch, we have shipped:

225,000 Drives

1,200,000 Disks

Thomson relationship has Q4 ’06 upside potential

Next generation product will launch in Q3 ‘06.
REV 70 doubles the capacity and value proposition

Silver Series 3.5” – Economical choice

USB only: 160GB, 250GB, 320GB, 400GB, 500GB

Backup Software

Lowest cost

Focus on volume and retail

Platinum Series 3.5”– Complete solution

Dual: 160GB, 250GB

Triple: 160GB, 250GB, 320GB, 500GB, 1TB (Quad)

eSATA Dual: 250GB, 300GB

Backup Software - Robust backup and disaster recovery
software

Focus on SOHO, SMB storage and backup

Portable Series 2.5” – Flexible solution

60GB, 80GB, 100GB, 120GB, 160GB

USB host-powered

Mini 1.8”/ Micro Mini 1” – Most portable solution

1.8” - 20GB, 40GB, 60GB

1” – 4GB, 6GB, 8GB

USB host-powered

Good

Best

Portable

Iomega HDD Product Line

400r and 400e – Medium Business Solution

640GB, 1TB, 1.6TB, 2TB

Backup Software - Robust backup, disaster recovery and anti-virus software

RAID 0,1, 5; True Hot Swap

As storage needs grow, add 1TB via a 400e Expansion Chassis unit

          (1TB at a time)

300r – High Performance for Small Business

320GB, 500GB

Backup Software - Robust backup, disaster recovery and anti-virus software

RAID 0,1; True Hot Swap

200d – Ideal Storage for Small Business

320GB, 480GB, 750GB

Backup Software - Robust backup, disaster recovery and anti-virus software

Whisper Quiet

RAID 0,1, 5; Cold Swap

Network Series 3.5” – Flexible Full Solution for SOHO

160GB, 250GB, 500GB

500GB Double – RAID 0,1

1TB Quad – RAID 0, 1, 5

Backup Software, Discovery Tool, UPnP, Wireless compatible

Gigabit Ethernet w/2 USB ports

Iomega NAS Product Line

2006 Tactical Initiatives

Ship Next Generation REV® product

Ship REV 70 in volume during Q3

Promote the entire family and continue to build
awareness

Support launch of Thomson Grass Valley Professional
Video product line

Strengthen HDD Business

Re-engineer product line and supply chain … program
is on track for Q3

Leverage Iomega brand to achieve greater than
market growth in this segment

Grow Networked Storage (NAS)

Re-invigorate product line

Return to profitability and positive operating
cash flow

Strategic Initiative – Managed Services

Iomega intends to deliver growth and margin
enhancement through value add services for the SMB

Enter the Managed Services market during 2006

Leverage existing Iomega assets

Expect to enter this fast growing market through
acquisition, partnership and internal development

Few managed services competitors focused on SMB

Managed Services opportunities include:

Managed Firewall/Security

Secure Remote Access – VPN and SSL VPN

Managed Storage, Backup and Disaster Recovery

Managed Desktop

Business Continuity solutions

Managed Services Make Sense For SMBs

Inexpensive to install and maintain

Reduced capital spending for SMB

No obsolescence risk for SMB

Single point of contact for their
network/security needs

7/24 monitoring

World class protection and timely upgrades

Is your SI a security expert?

Multi-region and cross-border support

Easy to scale

Iomega’s Assets Provide
Significant Leverage

Brand equity and recognition in the
marketplace

Strong brand attributes in the SMB market

International presence

Channel Infrastructure

Coordinated & professional marketing
efforts

Dedicated Product Marketing and Sales
Management

A solid platform to add other managed
services

3,000
2,500
2,000
1,500
1,000
500
0
Revenue (in Millions of Dollars)
890
155
220
90
175
250
1,285
260
300
130
225
370
1,690
355
400
160
265
510
2,300
440
520
190
310
650
2,465
495
630
250
340
750
2,810
560
750
300
370
830
2003
2004
2005
2006
2007
2008
Cloud-Based
Monitoring
Managed Desktop
Managed Services
Vulnerability Scanning

Managed Services is Big and Growing
Focus Today is Above the SMB

Today, 2.5M to
4M SMBs in the
U.S. alone
could benefit
from Managed
Firewall/VPN
Services

Source:  Yankee Group, 2005

Iomega’s Channel Partners are
Motivated to Sell Managed Services

DMR

Recurring revenue with higher margin

Example: Insight.com SSL VPN sale of 50 tokens

$200/month commission for 36 months vs. hardware
sale netting $900 one time profit

VAR

Incremental sale

Recurring revenue

System Integrators

Better leverage on their time

Move away from being an hourly wage earner

Iomega Purchases a Managed Services Company
- Announced July 11, 2006 -

CSCI company facts

CSCI, Inc. is a 20 year-old systems integrator

Began working on managed services in 2001

Posted $7.5M in revenue for 2005, profitable

Two main areas of revenue are:

OfficeScreen® Products - managed security services specifically tailored to small and medium business customers

Advanced technology integration services

Close relationships with HP®, Juniper Networks®,

        and VeriSign ®

Juniper Networks’ Managed Services Provider of the Year
for 2006

Based in San Diego, CA

Employs 21 people

Summary of Deal Terms

Structured as a merger

Purchase price - $11.5 Mil

$4.5 Mil cash

$7.0 Mil Iomega stock

Potential obligation for up to $1.0 Mil in
future payments

Escrow balance of 10%

Targeted closing date is early August

OfficeScreen Products

Suite of managed CPE (Customer Premise Equipment)
VPN & security software solutions created by CSCI

Designed to meet the challenges of maintaining network
availability to remote offices and mobile workers in the
SMB market

Currently manages approximately 700 sites

Proven model

OfficeScreen Firewall/VPN solutions enable the use of
low cost Internet circuits to:

Create a secure wide area network

Connect remote offices and mobile workers to applications
and data at headquarters

Secure against evolving security threats from hackers,
worms, Trojans and viruses across the entire network.

CSCI has teamed up with Juniper, VeriSign and others to
supply total solutions to the SMB market

Benefits of VPN Technology

Accessibility – allows remote users to connect into
company networks

Security – prevents unauthorized access via
encryption and authentication

Scalability – provides easy mechanisms for adding
users to company network

Compatibility – provides mobile workers with ways to
utilize broadband connectivity in accessing secure
networks

Cost - VPNs enable organizations to utilize cost-
effective third-party Internet transport to connect
remote offices and remote users to the main corporate
site, thus eliminating expensive dedicated WAN links
and modem banks

What CSCI Has Today

CSCI offers unique solutions to SMB market that are
difficult to replicate

CSCI has a talented technical team

CSCI has a low cost structure and leveragable model

CSCI holds a strong strategic relationship with Juniper
Networks

CSCI provides comprehensive suite of security solutions
and managed services that could be extended based on
the customer needs

The Company runs a profitable business

OfficeScreen:  Customer Benefits

Competitively priced, fully managed Firewall/VPN
security solution built on industry leading Juniper
Networks appliances

Hardware accelerated VPN optimized to support
converged applications such as VoIP, data and video
applications

Utilizes standard Internet circuits to create low cost, mission critical wide area network

No performance degradation associated with VPN encryption

Monthly service fee includes hardware, deployment,
7X24 monitoring and management

No upfront hardware, set up or hourly engineering support
costs

Tailored for SMB customers with limited IT customer staff

Installation and custom configuration by certified security
engineers

Deployment within days of live Internet circuit

Each location is monitored and managed with overnight
replacement of failed hardware

System Integration

CSCI has been offering system integration services to
SMBs for the last 20 years

Iomega is planning on keeping system integration
services as part of managed security offerings

CSCI established strategic linkages with leading
hardware manufactures like Juniper Networks and HP

Coupled with managed security services, integration
piece could provide IOM with ways to

Enter into new vertical markets

Cross-sell storage hardware

Generate recurring revenue streams

Interact and learn from customers on a regular basis

Additional leverage of engineers’ time

Key Take Aways

New, energized management team

$88.2M cash and no debt (as of April 2, 2006)

Taken actions to stabilize the current
business

Strong brand name

Strong channel and infrastructure

Leveraging assets to strategically grow
the business

Iomega plans to bring Managed Services
to the SMB market

Thank You!